UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG GOVERNMENT SECURITIES FUND, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

[STRONG LOGO]                                           [WELLS FARGO FUNDS LOGO]


September 15, 2004

Dear Strong Investor:

Since you last heard from us, we have made significant and thoughtful progress towards bringing our two organizations together. Dedicated teams from Strong and Wells Fargo have been working diligently to ensure a seamless transition, and we'd like to keep you updated on recent events.

We are happy to report that many of the Strong portfolio managers have signed on with Wells Fargo and will continue managing money for our clients. You'll find a letter from them enclosed that explains how they came to their decision.

In addition, the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds(R) Board of Trustees have unanimously recommended a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. In the majority of cases, this is expected to result in reduced fund expenses through, among other things, economies of scale and the elimination of redundant expenses from similar mutual funds. In a small number of instances, expenses are expected to be higher. You'll find more information on these proposals in the enclosed supplement to your prospectus.

Shareholders invested in Strong Funds as of October 1, 2004, will receive proxy materials containing more information and have an opportunity to vote on the reorganizations.

As promised, we will continue to inform you promptly as additional information becomes available. We thank you for your continued investment.

Sincerely,
/s/ Kenneth J. Wessels                        /s/ Karla M. Rabusch
Kenneth J.Wessels                             Karla M. Rabusch
Chairman and Chief Executive Officer          President
Strong Financial Corporation                  Wells Fargo Funds

                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE

Please carefully consider a fund's investment  objectives,  risks,  charges, and expenses  before  investing.  This and  other  information  can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-233-9340 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.


PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING

                                                                   (continued)


      One Hundred Heritage Reserve | Menomonee Falls, Wisconsin 53051

COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATIONWITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

WELLS FARGO FUNDS MANAGEMENT, LLC, A WHOLLY-OWNED SUBSIDIARY OF WELLS FARGO & COMPANY, PROVIDES INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FOR THE WELLS FARGO FUNDS. OTHER AFFILIATES OF WELLS FARGO & COMPANY PROVIDE SUB-ADVISORY AND OTHER SERVICES FOR THE FUNDS. THE WELLS FARGO FUNDS ARE DISTRIBUTED BY STEPHENS INC., MEMBER NYSE/SIPC.WELLS FARGO & COMPANY AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. THE STRONG FUNDS ARE DISTRIBUTED BY SFC'S WHOLLY-OWNED SUBSIDIARY STRONG INVESTMENTS, INC. STRONG FINANCIAL CORPORATION AND ITS AFFILIATES ARE NOT AFFILIATED WITH STEPHENS INC. SM45888 09-04

                                                                   [STRONG LOGO]

PROPOSED NEW FUND LINE-UP
The Strong Board of Directors has unanimously recommended the reorganization of the following Strong Funds. The following chart summarizes the proposed changes. Updated investment strategies and fund names will be included in the proxy voting material.

FUNDS KEEPING THE SAME MANAGER
STRONG FUND NAME
Advisor Common Stock
Advisor Endeavor Large Cap
Advisor Select
Advisor Short Duration Bond
Advisor Small Cap Value
Advisor Strategic Income
Advisor U.S. Value
Asia Pacific
Discovery
Enterprise
Government Securities
High-Yield Bond
Large Cap Growth
Large Company Growth
Mid Cap Disciplined
Opportunity
Short-Term Bond
Short-Term High Yield Bond
Short-Term Municipal Bond
Small Company Value
Small/Mid Cap Value
Ultra Short-Term Income
Ultra Short-Term Municipal Income
Wisconsin Tax-Free
Discovery II
Multi Cap Value II
Opportunity II


FUNDS REORGANIZING INTO ANOTHER EXISTING FUND

CURRENT STRONG FUND        NEW WELLS FARGO FUND                   PORTFOLIO MANAGER(S)

Advisor Focus              Large Company Growth                   John S. Dale, CFA / Gary E. Nussbaum, CFA,
                                                                  Peregrine Capital Management
Advisor Bond               Montgomery Total Return Bond           William Stevens / Marie Chandoha /
                                                                  Thomas O'Connor, CFA
Advisor Mid Cap Growth     Montgomery Mid Cap Growth              Jerome "Cam" Philpott, CFA / Stuart Roberts
Advisor Municipal Bond     Municipal Bond/1/                      Lyle J. Fitterer, CFA
Advisor Technology         Specialized Technology                 Walter C. Price, Jr., CFA / Huachen Chen, CFA,
                                                                  RCM Capital Management, LLC
Advisor U.S. Small/Mid Cap Montgomery Small Cap                   Jerome "Cam" Philpott, CFA / Stuart Roberts
   Growth
Advisor Utilities and      Equity Income                          David L. Roberts, CFA / Gary J. Dunn, CFA
   Energy
Blue Chip                  Large Company Growth                   John S. Dale, CFA / Gary E. Nussbaum, CFA,
                                                                  Peregrine Capital Management
Corporate Income           Montgomery Total Return Bond           William Stevens / Marie Chandoha /
                                                                  Thomas O'Connor, CFA
Dow 30 Value               Dividend Income/1/                     Jennifer Newell, CFA / Robert Newell
Endeavor                   Capital Growth/1/                      Thomas J. Pence, CFA
Energy                     Dividend Income/1/                     Jennifer Newell, CFA / Robert Newell
Florida Municipal Money    National Tax-Free Money Market         David D. Sylvester / Julio C. Bonilla
    Market
Growth 20                  Growth/1/                              Thomas C. Ognar, CFA / Bruce C. Olson, CFA/
                                                                  Brandon M. Nelson, CFA
Index 500                  Index                                  Laurie R. White / Gregory T. Genung, CFA
Large Cap Core             Growth and Income/1/                   David A. Katz, CFA, Matrix Asset Advisors
Minnesota Tax-Free         Minnesota Tax-Free                     Arthur C. Evans / Stephen Galiani
Money Market               Money Market                           David D. Sylvester / Laurie R. White
Multi Cap Value            Small Cap Value/1/                     I. Charles Rinaldi
Short-Term High Yield      Short-Term Municipal Bond/1/           Lyle J. Fitterer, CFA
   Municipal
Short-Term Income          Short-Term Bond/1/                     Thomas M. Price, CFA / Jay N. Mueller, CFA
Strategic Value            U.S. Value/1/                          Robert J. Costomiris, CFA
Tax-Free Money             National Tax-Free Money Market         David D. Sylvester / Julio C. Bonilla
Technology 100             Specialized Technology                 Walter C. Price, Jr., CFA / Huachen Chen, CFA,
                                                                  RCM Capital Management, LLC
U.S. Emerging Growth       Montgomery Small Cap                   Jerome "Cam" Philpott, CFA / Stuart Roberts
Value                      Large Company Core                     David A. Katz, CFA, Matrix Asset Advisors
Mid Cap Growth II          Discovery/1/ (Variable Trust)          Thomas J. Pence, CFA

FUNDS ADDING CO-MANAGERS
STRONG FUND NAME
----------------
Corporate Bond
Growth
Intermediate Municipal Bond
Municipal Bond

Funds Getting A New Manager
Current Strong Fund                 New Portfolio Manager(s)

Advisor International Core                  Mark Beale, New Star Institutional Managers Limited
Advisor Large Company Core                  David A. Katz, CFA, Matrix Asset Advisors
Balanced                                    David L. Roberts, CFA / W. Frank Koster
Dividend Income                             Jennifer Newell, CFA / Robert Newell
Growth And Income                           David A. Katz, CFA, Matrix Asset Advisors
Heritage Money                              David D. Sylvester / Laurie R. White
Municipal Money Market                      David D. Sylvester / Julio C. Bonilla
Overseas                                    Mark Beale, New Star Institutional Managers Limited

/1/These funds are not currently in existence as Wells Fargo funds. Information on any changes to the funds in the Life Stage Portfolios will be included in the proxy voting materials.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

Please carefully consider a fund's investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-368-1683 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Strong Funds are offered through Strong Investments, Inc., an affiliated company. IR46500 09-04

[STRONG LOGO]
P.O. Box 1450|Milwaukee, Wisconsin 53201
1-800-368-1683|www.Strong.com

                                                                     Strong Logo

A Message From Our Portfolio Managers
September 15, 2004


Dear Valued Partner:

We would like to thank you for the loyalty you have shown us during the last year. We also want you to know about an important agreement we've reached to stay on with Wells Fargo, and how we reached our decision.

While many specifics are still being determined, we do know that we will continue to work from our present locations using our own unique investment processes and philosophies. This will allow each of us to conduct our own independent research as we work to deliver market-beating results for our clients.

Additionally, we're proud to become part of the Wells Fargo team and trust that you will appreciate their strength and stability. It's a company with a 150-year history. It has an outstanding reputation in the financial industry. What's more, it will provide you--and us--with the resources of a large, diversified financial institution.

As always, we are committed to helping you reach your financial goals, and we believe our union with Wells Fargo will surely help us do that.

Thank you for your continued investment.

Sincerely,



/s/Robert J. Costomiris       /s/Jay N.Mueller          /s/Thomas M. Price
Robert J. Costomiris          Jay N.Mueller             Thomas M. Price

/s/Anthony L.T. Cragg         /s/Brandon M. Nelson      /s/James M. Leach
Anthony L.T. Cragg            Brandon M. Nelson         James M. Leach

/s/ Lyle J. Fitterer          /s/ Thomas C. Ognar       /s/ Janet S. Rilling
Lyle J. Fitterer              Thomas C. Ognar           Janet S. Rilling

/s/ W. Frank Koster           /s/ Bruce C. Olson        /s/ I. Charles Rinaldi
W. Frank Koster               Bruce C. Olson            I. Charles Rinaldi

/s/ Duane A.McAllister        /s/ Thomas J. Pence       /s/ Richard T.Weiss
Duane A.McAllister            Thomas J. Pence           Richard T.Weiss

/s/ Ann M.Miletti
Ann M.Miletti


*THESE MANAGERS HAVE SIGNED ON WITH WELLS FARGO AS OF SEPTEMBER 15, 2004.






Strong Financial Corporation is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Strong Funds are offered through Strong Investments, Inc., an affiliated company.


PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATIONWITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

Q&A
Below you'll find answers to many questions we've been hearing from Strong Fund shareholders. If you have additional questions that are not addressed here, please call a Strong Representative anytime at 1-800-368-1683.

Q:  WHAT WILL BE TAKING PLACE OVER THE NEXT FEW MONTHS?

Anticipated Time
Frame               Event

October 2004        Proxy voting* materials mailed to shareholders of record, as of October 1, 2004.
-------------------------------------------------------------------------------
December 2004       Shareholder meeting on December 10--proxy votes must be
                    received prior to the meeting.
-------------------------------------------------------------------------------
January 2005        Wells Fargo Funds Management becomes investment adviser
                    to the Strong mutual funds--if approved by shareholders.
-------------------------------------------------------------------------------
April 2005          Strong fund reorganizations take place.
-------------------------------------------------------------------------------
*A PROXY VOTE ALLOWS RECORD DATE FUND SHAREHOLDERS TO CAST A VOTE WITHOUT ATTENDING THE SHAREHOLDER MEETING ON DECEMBER 10, 2004.

Q:   WHAT ARE THE REORGANIZATIONS AND WHY ARE THEY OCCURRING?
A: The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.

Q: CAN INVESTORS STILL INVEST IN STRONG FUNDS BEFORE THE FUNDS ARE REORGANIZED INTO A WELLS FARGO FUND?
A: Yes. All investors will still be able to open accounts in, and contribute to, Strong Funds prior to the reorganization.

Q:   WILL THE REORGANIZATIONS RESULT IN ANY TAX LIABILITY TO ME?
A: Each reorganization is intended to be tax-free for federal income tax purposes.

Q: WILL CERTAIN STRONG NO-LOAD FUNDS BECOME LOAD FUNDS? IF SO, WILL NO-LOAD CLIENTS HAVE TO BEGIN PAYING A LOAD?
A: Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.

Q:   WILL THE EXPENSE RATIOS OF STRONG'S FUNDS CHANGE?
A: In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses are expected to be higher. More information about expenses will be provided in the proxy voting materials.

Q: WHERE CAN I GET MORE INFORMATION ABOUT A NEW PORTFOLIO MANAGER WHO IS PROPOSED FOR A FUND?
A: Information about the proposed portfolio managers will be provided with the proxy voting materials.

Q:   DO YOU  EXPECT  ANY  ADDITIONAL  PORTFOLIO  MANAGERS  TO STAY ON WITH WELLS
     FARGO?
A: The portfolio managers identified are those that have signed on with Wells Fargo as of September 15, 2004. While we cannot speculate on the status of other portfolio managers at this time, additional information will be made available in the proxy voting materials that are expected to be sent in October.

Q: ARE THERE ANY CHANGES TO STRONG CLIENT ACCOUNTS OR THE SERVICES OFFERED BY STRONG AT THIS TIME?
A: There are no changes to Strong client accounts or service offerings at this time. New information will be communicated to clients as it becomes available.

        To talk to a Strong Representative, please call 1-800-638-1683.

Please carefully consider a fund's investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-368-1683 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE
WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING
COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATIONWITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

Strong Logo                                                    Wells Fargo Logo

September 15, 2004

Re: Boards Recommend Reorganization of Strong Funds

Dear Valued Partner:

Since we last wrote to you, we have made significant and thoughtful progress towards bringing our two organizations together. Dedicated teams from Strong and Wells Fargo have been working diligently to ensure a seamless transition from two separate companies into an industry-leading investment management firm.

We are pleased to announce that the majority of Strong portfolio managers have signed agreements to join Wells Capital Management, the investment management subsidiary of Wells Fargo & Company and a key subadvisor to Wells Fargo Funds(R) at the close of the transaction. These portfolio managers will continue to use the same sound investment philosophies and principles clients have come to expect and will operate from their current locations as a part of the Wells Fargo Funds broad network of autonomous investment sub-advisors.

In addition, the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously recommended a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. Strong Funds shareholders who are invested as of October 1, 2004, soon will be receiving proxy materials explaining the details and benefits of the reorganization, which seeks to reduce fund expenses in some cases through economies of scale and the elimination of redundant expenses from similar mutual funds. In a small number of instances, expenses are expected to be higher.

Enclosed with this letter is a copy of the official press release announcing the recommendation of the reorganization by the Boards of both companies. As promised, we will continue to inform you promptly as additional information becomes available. Please look forward to another update within the next couple of months regarding the details of the combined product lineup.

We have appreciated your positive feedback during this transition and thank you for your continued support.

Sincerely,


Kenneth J. Wessels                                             Karla M. Rabusch
Chairman and Chief Executive Officer                                   President
Strong Financial Corporation                                   Wells Fargo Funds

NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Please note that this letter is not a solicitation of proxy.

Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Strong Funds are offered through Strong Investments, Inc., an affiliated company. IF46268 09-04

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Wells Fargo Funds. The Wells Fargo Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by its wholly-owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc. FMGADV2 (08/04)

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

Please carefully consider a fund's investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-368-1683 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-233-9340 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

            QUESTIONS & ANSWERS ABOUT THE PORTFOLIO MANAGERS TO JOIN
                    WELLS FARGO AND THE PROPOSED FUND CHANGES
                               September 15, 2004


PORTFOLIO MANAGER
-----------------------------------------------------------------------------------------------------------------------------

Q:   WHICH PORTFOLIO MANAGERS WILL STAY ON WITH WELLS FARGO?

A:   The following portfolio managers have agreed to stay on with Wells Fargo as of September 15, 2004.

------------------------------------- --------------------------------------- ----------------------------------------
                Name                             Investment Style                            Location
------------------------------------- --------------------------------------- ----------------------------------------
           Richard Weiss                    Small/Mid Cap Core Equity                   Menomonee Falls, WI
            Ann Miletti
------------------------------------- --------------------------------------- ----------------------------------------
         I. Charles Rinaldi                Small/Mid Cap Value Equity                   New York, NY
------------------------------------- --------------------------------------- ----------------------------------------
       Robert Costomiris, CFA                      Value Equity                         Menomonee Falls, WI
------------------------------------- --------------------------------------- ----------------------------------------
         Thomas Pence, CFA                  Fundamental Growth Equity                    Indianapolis, IN
          James Leach, CFA
           Erik Voss, CFA
------------------------------------- --------------------------------------- ----------------------------------------
         Thomas Ognar, CFA                        Growth Equity                         Menomonee Falls, WI
          Bruce Olson, CFA
        Brandon Nelson, CFA
         Kevin Gaughan, CFA
------------------------------------- --------------------------------------- ----------------------------------------
           Anthony Cragg                       Asia Pacific Equity                          Denver, CO
------------------------------------- --------------------------------------- ----------------------------------------
      Lyle Fitterer, CFA, CPA                 Municipal Fixed Income                    Menomonee Falls, WI
       Duane McAllister, CFA
------------------------------------- --------------------------------------- ----------------------------------------
         Thomas Price, CFA                     Taxable Fixed Income                     Menomonee Falls, WI
          Jay Mueller, CFA
      Janet Rilling, CFA, CPA
          W. Frank Koster
------------------------------------- --------------------------------------- ----------------------------------------

Q: HAVE THE PORTFOLIO MANAGERS LISTED ABOVE SIGNED AGREEMENTS WITH WELLS FARGO? FOR WHAT PERIOD OF TIME HAVE THESE PORTFOLIO MANAGERS COMMITTED TO WELLS FARGO?

A: The portfolio managers who have signed on with Wells Fargo have made various forms of commitments. The length of their commitments varies.

Q: HAVE THE ANALYSTS AND OTHER TEAM MEMBERS OF THE PORTFOLIO MANAGERS ALSO SIGNED ON WITH WELLS FARGO?

A: The majority of team members associated with the Strong portfolio managers have committed to joining Wells Fargo.

Q:   DO YOU  EXPECT  ANY  ADDITIONAL  PORTFOLIO  MANAGERS  TO STAY ON WITH WELLS
     FARGO?

A: The portfolio managers identified above are those who have signed on with Wells Fargo as of September 15, 2004. While we cannot speculate on the status of other portfolio managers at this time, additional information will be made available in the proxy voting materials that are expected to be sent in October.

Q: WILL ANY FIRMS THAT CURRENTLY SUB-ADVISE STRONG FUNDS CONTINUE TO DO SO AFTER THE REORGANIZATION OF STRONG FUNDS INTO WELLS FARGO FUNDS?

A: None of the current sub-advisory relationships for the Strong Funds are proposed to be continued after consolidating the Funds into the Wells Fargo Funds(R) family.

PROPOSED FUND CHANGES
-------------------------------------------------------------------------------

Q:  WHAT WILL BE TAKING PLACE OVER THE NEXT FEW MONTHS?

ANTICIPATED TIME                       EVENT
FRAME

October 2004        Proxy voting*  materials mailed to shareholders of record, as of October 1, 2004.

December 2004       Shareholder meeting on December 10, 2004--proxy votes must be received prior to the meeting.

January 2005        Wells Fargo Funds Management becomes investment adviser
                    to the Strong mutual funds--if approved by shareholders.

April 2005          Strong fund reorganizations take place.

*A PROXY VOTE ALLOWS RECORD DATE FUND SHAREHOLDERS TO CAST A VOTE WITHOUT ATTENDING THE SHAREHOLDER MEETING ON DECEMBER 10, 2004.

Q:   WHAT ARE THE REORGANIZATIONS AND WHY ARE THEY OCCURRING?

A: The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.

Q: WILL CERTAIN STRONG NO-LOAD FUNDS BECOME LOAD FUNDS? IF SO, WILL NO-LOAD CLIENTS HAVE TO BEGIN PAYING A LOAD?

A: Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.

Q:   WILL THE EXPENSE RATIOS OF STRONG'S FUNDS CHANGE?

A: In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses are expected to be higher. More information about expenses will be provided in the proxy voting materials.

Q: HOW MANY FUNDS IN THE REORGANIZED LINEUP WILL HAVE RETAIL NO-LOAD OFFERINGS (EXCLUDING MONEY MARKET FUNDS)? HOW MANY FUNDS WILL NOT OFFER RETAIL NO-LOAD OFFERINGS?

A: Number of funds in the reorganized lineup that will have retail no-load offerings: 29 [Not including 11 Z Class offerings, which are closed to new investors.]

     Number of funds in the reorganized lineup that will not have retail no-load offerings: 61 [The number is 89 including money markets and variable trusts.]

Q:   WHAT IS THE  EXPECTED  BREAKDOWN  OF ASSET  CLASSES  IN THE  COMBINED  FUND
     LINEUP?

A: The following asset breakdowns are based on July 30, 2004, figures (not including variable trust assets):

     Equity: 23%                    Asset Allocation: 6%
     Fixed Income: 13%              Money Market: 58%

Q: WHERE CAN I GET MORE INFORMATION ABOUT A NEW PORTFOLIO MANAGER WHO IS PROPOSED FOR A FUND?

A: Information about the proposed portfolio managers will be provided with the proxy voting materials expected to be mailed in October.

Q: HOW LONG WILL THE STRONG FUNDS THAT ARE GETTING NEW PORTFOLIO MANAGERS CONTINUE TO BE MANAGED BY THEIR CURRENT MANAGERS?

A: Additional information will be included in proxy voting materials, which we expect to send in October.

Q: DID THE STRONG FUNDS BOARD OF DIRECTORS/TRUSTEES USE AN INDEPENDENT CONSULTANT IN ITS REVIEW PROCESS?

A: Yes. Bobroff Consulting served as an independent consultant to the Strong Funds Board of Directors/Trustees.


THE REORGANIZATION PROCESS
-------------------------------------------------------------------------------

Q:   WHAT APPROVALS REMAIN BEFORE THE FUND FAMILIES CONSOLIDATE?

A: Primarily, shareholders of the funds must approve the proposals. Strong Funds record date shareholders are expected to receive proxy-voting materials in October that will contain additional information.

Q:   WHO HAS THE RIGHT TO VOTE ON THE REORGANIZATIONS?

A: Strong Funds shareholders of record, as of October 1, 2004, who have the authority to vote their shares will receive proxy materials and are encouraged to vote their proxy.

Q:   WILL ANYONE BE CALLING STRONG FUNDS SHAREHOLDERS REGARDING THE PROXY?

A:   A  Strong   Representative   or  an   independent   solicitor  may  contact
     shareholders.

Q: WHAT IF SHAREHOLDERS OF A CERTAIN STRONG FUND DO NOT APPROVE THE REORGANIZATIONS?

A: In this event, the Strong fund would not participate in the reorganization and the Strong Funds Board of Directors/Trustees would determine an appropriate course of action.

Q: CAN INVESTORS STILL INVEST IN STRONG FUNDS BEFORE THE FUNDS ARE REORGANIZED INTO WELLS FARGO FUNDS?

A: Yes. All investors will still be able to open accounts in, and contribute to, Strong Funds prior to the reorganization.

Q:   WHAT  KIND  OF  CLIENT  SERVICE  SHOULD   SHAREHOLDERS  EXPECT  DURING  THE
     REORGANIZATION PROCESS?

A: Strong Funds shareholders will continue to experience the same high level of client service through the Strong Funds Call Center and the Strong web site.

Q:   WILL THE REORGANIZATIONS RESULT IN ANY TAX LIABILITY FOR CLIENTS?

A: Each reorganization is intended to be a tax-free event for federal income tax purposes.


Miscellaneous
-------------------------------------------------------------------------------

Q:   WILL STRONG MAINTAIN A PRESENCE IN THE MILWAUKEE AREA?

A: Wells Fargo values the experience and talent of Strong's employees. While specific decisions related to jobs are still being made, Wells Fargo expects to maintain a significant presence in Milwaukee and other locations. Wells Fargo is seeking to retain as many of Strong's talented people as possible but we do expect that some duplicate positions will have to be eliminated, as is very often the case in acquisitions such as this.

     Wells Fargo has many employment opportunities and will give affected Strong employees every opportunity to be considered for positions within Wells Fargo.

Q:   WHEN WILL THE ACQUISITION BE FINALIZED?

A: The advisory transaction is expected to close at the end of 2004, with the conversion and fund reorganizations to occur by the end of the first half of 2005. Transition teams from Strong and Wells Fargo continue to work collaboratively to ensure a smooth transition and are making significant progress. Over the next several months, these teams will be working with the following two goals as a guide:


o Determining the optimal way to take advantage of the best parts of both organizations so that we can deliver increased value to our clients.

o Ensuring that the transition is as seamless as possible for Strong clients and associates.

PLEASE CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN EACH FUND'S CURRENT PROSPECTUS. FOR A WELLS FARGO FUNDS PROSPECTUS, CALL 1-800-222-8222 OR VISIT WWW.WELLSFARGOFUNDS.COM. FOR A STRONG FUNDS PROSPECTUS, CALL 1-800-233-9340 OR VISIT WWW.STRONG.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE
WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING
COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

                                                              [WELLS FARGO LOGO]

NewsRelease

CONTACT:
Wells Fargo                Strong
Media:                     Media:
Sheila Olson               Stephanie Truog
612-316-3422               414-359-3619


                   WELLS FARGO SIGNS STRONG PORTFOLIO MANAGERS
                          AND RECEIVES BOARD APPROVALS

SAN FRANCISCO, September 15, 2004 - Wells Capital Management Incorporated, the investment management subsidiary of Wells Fargo & Company (NYSE: WFC), said today it has selected most of the portfolio managers from Strong Capital Management, Inc. who have signed on to join the firm upon completion of Wells Fargo's pending acquisition of certain Strong asset management arrangements. The closing of the transaction, which includes mutual fund and institutional investment accounts, is subject to Strong Funds shareholder and other approvals, and is expected to take place at the end of the year or early next year.

The Strong portfolio managers joining Wells Capital Management are located throughout the country and will continue to operate from their present locations using their unique investment processes and philosophies. "We're excited that Wells Capital Management values the autonomy and accountability of its investment management teams," said Dick Weiss, director and head of Strong's investment department. "Wells Fargo's vast resources and solid record of corporate governance enable us to continue focusing our efforts on delivering superior performance for our clients."

Subject to the completion of the acquisition, the Strong portfolio managers joining Wells Capital Management include:

------------------------------------- --------------------------------------- -------------------------------
         Portfolio Managers                      Investment Style                        Location

------------------------------------- --------------------------------------- -------------------------------
           Richard Weiss                    Small/Mid Cap Core Equity              Menomonee Falls, WI
           Ann Miletti                                                                Chicago, IL
------------------------------------- --------------------------------------- -------------------------------
         I. Charles Rinaldi                Small/Mid Cap Value Equity              New York, NY
------------------------------------- --------------------------------------- -------------------------------
       Robert Costomiris, CFA                      Value Equity                    Menomonee Falls, WI
------------------------------------- --------------------------------------- -------------------------------
         Thomas Pence, CFA                  Fundamental Growth Equity                Indianapolis, IN
           Erik Voss, CFA
          James Leach, CFA
------------------------------------- --------------------------------------- -------------------------------
         Thomas Ognar, CFA                        Growth Equity                    Menomonee Falls, WI
          Bruce Olson, CFA
 Brandon Nelson, CFA Kevin Gaughan,
                CFA
------------------------------------- --------------------------------------- -------------------------------
           Anthony Cragg                       Asia Pacific Equity                      Denver, CO
------------------------------------- --------------------------------------- -------------------------------
      Lyle Fitterer, CFA, CPA                 Municipal Fixed Income               Menomonee Falls, WI
       Duane McAllister, CFA
------------------------------------- --------------------------------------- -------------------------------
         Thomas Price, CFA                     Taxable Fixed Income                Menomonee Falls, WI
          Jay Mueller, CFA
      Janet Rilling, CFA, CPA
          W. Frank Koster
------------------------------------- --------------------------------------- -------------------------------

"With the addition of most of the Strong portfolio managers, we'll be providing our clients an unprecedented range of institutional and retail investment capabilities," said Kirk Hartman, chief investment officer of Wells Capital Management.

The acquisition includes plans to reorganize the Strong Funds into the WELLS FARGO FUNDS(R) family in the second quarter of 2005, subject to shareholder approval. The Strong Funds Board of Directors/Trustees and the WELLS FARGO FUNDS Board of Trustees have unanimously approved the reorganization, subject to shareholder approval. "Providing our investors with unmatched client service includes our commitment to offer the best options across a broad spectrum of investment products," said WELLS FARGO FUNDS president Karla Rabusch. "We believe our expanded fund family will showcase some of the best money management talent in the industry."

Wells Capital Management, a registered investment adviser and sub-advisor for most WELLS FARGO FUNDS, manages $124 billion in separate account and fund assets for institutional investors, as of June 30, 2004. It is part of Wells Fargo's Institutional Investment Group, which also includes WELLS FARGO FUNDS, 401(k) and retirement products, institutional bond brokerage, and custody services.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The WELLS FARGO FUNDS are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation's wholly-owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.

Wells Fargo & Company is a diversified financial services company with $420 billion in assets, providing banking, insurance, investments, mortgage, and consumer finance for more than 23 million customers through more than 6,000 stores, the Internet (wellsfargo.com), and other distribution channels across North America and elsewhere internationally. Wells Fargo Bank, N.A. is the only "Aaa"- rated bank in the United States.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.


-------------------------------------------------------------------------------
               NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
-------------------------------------------------------------------------------


PLEASE CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN EACH FUND'S CURRENT PROSPECTUS. FOR A WELLS FARGO FUNDS PROSPECTUS, CALL 1-800-222-8222 OR VISIT WWW.WELLSFARGOFUNDS.COM. FOR A STRONG FUNDS PROSPECTUS, CALL 1-800-368-3863 OR VISIT WWW.STRONG.COM. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Securities are offered through Strong Investments, Inc., an affiliated company. PR46562 09-04

                                                                    Strong Logo

A Message From Our Portfolio Managers
September 15, 2004


Dear Strong Investor:

We would like to thank you for the loyalty you have shown us during the last year. We also want you to know about an important agreement we've reached to stay on with Wells Fargo, and how we reached our decision.

While many specifics are still being determined, we do know that we will continue to work from our present locations using our own unique investment processes and philosophies. This will allow each of us to conduct our own independent research as we work to deliver market-beating results for our clients.

Additionally, we're proud to become part of the Wells Fargo team and trust that you will appreciate their strength and stability. It's a company with a 150-year history. It has an outstanding reputation in the financial industry. What's more, it will provide you--and us--with the resources of a large, diversified financial institution.

As always, we are committed to helping you reach your financial goals, and we believe our union with Wells Fargo will surely help us do that.

Thank you for your continued investment.

Sincerely,

/s/Robert J. Costomiris             /s/Jay N.Mueller                   /s/Thomas M. Price
Robert J. Costomiris                Jay N.Mueller                      Thomas M. Price

/s/Anthony L.T. Cragg               /s/Brandon M. Nelson               /s/James M. Leach
Anthony L.T. Cragg                  Brandon M. Nelson                  James M. Leach

/s/ Lyle J. Fitterer                /s/ Thomas C. Ognar                /s/ Janet S. Rilling
Lyle J. Fitterer                    Thomas C. Ognar                    Janet S. Rilling

/s/ W. Frank Koster                 /s/ Bruce C. Olson                 /s/ I. Charles Rinaldi
W. Frank Koster                     Bruce C. Olson                     I. Charles Rinaldi

/s/ Duane A.McAllister              /s/ Thomas J. Pence                /s/ Richard T.Weiss
Duane A.McAllister                  Thomas J. Pence                    Richard T.Weiss

/s/ Ann M.Miletti
Ann M.Miletti


*THESE MANAGERS HAVE SIGNED ON WITH WELLS FARGO AS OF SEPTEMBER 15, 2004.



PROPOSED NEW FUND LINE-UP
The Strong Board has unanimously recommended the reorganization of the following Strong Funds. The chart below summarizes the proposed changes for our no-load funds. Updated investment strategies and fund names will be included in the proxy voting material expected to be available in October.

FUNDS KEEPING THE SAME MANAGER(S)  FUNDS REORGANIZING INTO ANOTHER EXISTING FUND
                                                                   REORGANIZED INTO WELLS
STRONG FUND NAME                   CURRENT STRONG FUND             FARGO FUND                   PORTFOLIO MANAGER
Advisor Common Stock               Advisor Bond                    Montgomery Total Return Bon  W. Stevens, M. Chandoha, T. O'Connor
Advisor Short Duration Bond        Advisor Mid Cap Growth          Montgomery Mid Cap Growth    J. Philpott, S. Roberts
Advisor Small Cap Value            Blue Chip Fund                  Large Company Growth         J. Dale, G. Nussbaum (Peregrine)
Advisor U.S. Value                 Corporate Income                Montgomery Total Return Bond W. Stevens, M. Chandoha, T. O'Connor
Asia Pacific                       Dow 30 Value                    Dividend Income1             J. Newell, R. Newell
Discovery                          Endeavor                        Capital Growth Fund1         T. Pence
Enterprise                         Energy                          Dividend Income1             J. Newell, R. Newell
Government Securities              Florida Municipal Money Market  Nat'l Tax-Free Money Market  D. Sylvester, J. Bonilla
High-Yield Bond                    Growth 20                       Growth1                      T. Ognar, B. Olsen, B. Nelson
Large Cap Growth                   Index 500                       Index                        G. Genung, L. White
Large Company Growth               Large Cap Core                  Growth and Income1           D. Katz (Matrix Asset Advisors)
Mid Cap Disciplined                Minnesota Tax-Free              Minnesota Tax-Free           A. Evans, S. Galiani
Opportunity                        Money Market                    Money Market                 D. Sylvester, L. White
Short-Term Bond                    Multi Cap Value                 Small Cap Value1             I. Charles Rinaldi
Short-Term High Yield Bond         Short-Term High Yield Municipal Short-Term Municipal Bond1   L. Fitterer
Short-Term Municipal Bond          Short-Term Income               Short-Term Bond1             T. Price, J. Mueller
Small Company Value                Strategic Value                 U.S. Value1                  R. Costomiris
Small/Mid Cap Value                Tax-Free Money                  Nat'l Tax-Free Money Market  D. Sylvester, J. Bonilla
Ultra Short-Term Income            Technology 100                  Specialized Technology       W. Price, H. Chen (RCM Capital Mgt)
Ultra Short-Term Municipal Income  U.S. Emerging Growth            Montgomery Small Cap         J. Philpott, S. Roberts
Wisconsin Tax-Free                 Value                           Large Company Core1          D. Katz (Matrix Asset Advisors)

 1THESE FUNDS ARE NOT CURRENTLY IN EXISTENCE AS WELLS FARGO FUNDS.

FUNDS ADDING CO-MANAGERS           FUNDS GETTING A NEW MANAGER
STRONG FUND NAME                   CURRENT STRONG FUND             NEW PORTFOLIO MANAGER
Corporate Bond                     Balanced                        D. Roberts, F. Koster
Growth                             Dividend Income                 J. Newell, R. Newell
Intermediate Municipal Bond        Growth and Income               D. Katz (Matrix Asset Advisors)
Municipal Bond                     Heritage Money                  D. Sylvester, L. White
                                   Municipal Money Market          D. Sylvester, J. Bonilla
                                   Overseas                        M. Beale, R. Lewis (New Star Institutional Managers Limited)

INFORMATION  ON ANY  CHANGES TO THE FUNDS IN THE LIFE STAGE  PORTFOLIOS  WILL BE
INCLUDED IN THE PROXY VOTING MATERIALS


Q&A
Below you'll find answers to many questions we've been hearing from Strong Fund shareholders. If you have additional questions that are not addressed here, please call a Strong Representative anytime at 1-800-233-9340.

Q:  WHAT WILL BE TAKING PLACE OVER THE NEXT FEW MONTHS?

ANTICIPATED TIME
FRAME               EVENT
-------------------------------------------------------------------------------
October 2004        Proxy voting* materials mailed to shareholders of record,
                    as of October 1, 2004.
-------------------------------------------------------------------------------
December 2004       Shareholder meeting on December 10--proxy votes must be
                    received prior to the meeting.
-------------------------------------------------------------------------------
January 2005        Wells Fargo Funds Management becomes investment adviser
                    to the Strong mutual funds--if approved by shareholders.
-------------------------------------------------------------------------------
April 2005          Strong fund reorganizations take place.
-------------------------------------------------------------------------------
*A PROXY VOTE ALLOWS RECORD DATE FUND SHAREHOLDERS TO CAST A VOTE WITHOUT ATTENDING THE SHAREHOLDER MEETING ON DECEMBER 10, 2004.

Q:   WHAT ARE THE REORGANIZATIONS AND WHY ARE THEY OCCURRING?
A: The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.

Q: CAN INVESTORS STILL INVEST IN STRONG FUNDS BEFORE THE FUNDS ARE REORGANIZED INTO A WELLS FARGO FUND?
A: Yes. All investors will still be able to open accounts in, and contribute to, Strong Funds prior to the reorganization.

Q:   WILL THE REORGANIZATIONS RESULT IN ANY TAX LIABILITY TO ME?
A: Each reorganization is intended to be tax-free for federal income tax purposes.

Q: WILL CERTAIN STRONG NO-LOAD FUNDS BECOME LOAD FUNDS? IF SO, WILL NO-LOAD CLIENTS HAVE TO BEGIN PAYING A LOAD?
A: Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.

Q:   WILL THE EXPENSE RATIOS OF STRONG'S FUNDS CHANGE?
A: In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses are expected to be higher. More information about expenses will be provided in the proxy voting materials.

Q: WHERE CAN I GET MORE INFORMATION ABOUT A NEW PORTFOLIO MANAGER WHO IS PROPOSED FOR A FUND?
A: Information about the proposed portfolio managers will be provided with the proxy voting materials.

Q:  DO YOU EXPECT ANY ADDITIONAL PORTFOLIO MANAGERS TO STAY ON WITH WELLS FARGO?
A: The portfolio managers identified are those that have signed on with Wells Fargo as of September 15, 2004. While we cannot speculate on the status of other portfolio managers at this time, additional information will be made available in the proxy voting materials that are expected to be sent in October.

Q: ARE THERE ANY CHANGES TO STRONG CLIENT ACCOUNTS OR THE SERVICES OFFERED BY STRONG AT THIS TIME?
A: There are no changes to Strong client accounts or service offerings at this time. New information will be communicated to clients as it becomes available.

Please carefully consider a fund's investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund's current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-233-9340 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE
WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING
COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATIONWITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

CLICK HERE if you cannot see the email below.


                                           AN UPDATE FROM STRONG AND WELLS FARGO

Dear Strong Investor:


Since you last heard from us, we have made significant and thoughtful progress towards bringing our two organizations together. Dedicated teams from Strong and Wells Fargo have been working diligently to ensure a seamless transition, and we'd like to keep you updated on recent events.


We are happy to report that many of the Strong portfolio managers have signed on with Wells Fargo and will continue managing money for our clients. CLICK HERE to read a letter from them that explains how they came to their decision.


In addition, the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds(R) Board of Trustees have unanimously recommended a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. In the majority of cases, this is expected to result in reduced fund expenses through, among other things, economies of scale and the elimination of redundant expenses from similar mutual funds. In a small number of instances, expenses are expected to be higher. CLICK HERE for more information on these proposals.


Shareholders invested in Strong Funds as of October 1, 2004, will receive proxy materials containing more information and have an opportunity to vote on the reorganizations.


As promised, we will continue to inform you promptly as additional information becomes available. We thank you for your continued investment.


Sincerely,

/s/ Kenneth Wessels
Kenneth Wessels
Chairman and CEO
Strong Financial Corporation

/s/ Karla M. Rabusch
Karla M. Rabusch
President
Wells Fargo Funds

PLEASE CAREFULLY CONSIDER A FUND'S INVESTMENT  OBJECTIVES,  RISKS,  CHARGES, AND
EXPENSES  BEFORE  INVESTING.  THIS AND  OTHER  INFORMATION  CAN BE FOUND IN EACH
FUND'S CURRENT PROSPECTUS. FOR A Wells Fargo Funds PROSPECTUS, CALL 1-800-222-8222 OR VISIT WWW.WELLSFARGOFUNDS.COM. FOR A STRONG FUNDS PROSPECTUS, CALL 1-800-233-9340 OR VISIT WWW.STRONG.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W.,WASHINGTON, D.C. 20549, AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV. PARTICIPANTS IN THE SOLICITATION
THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.



Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Wells Fargo Funds are distributed by Stephens Inc., Member NYSE/SIPC.Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by SFC's wholly-owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.



Strong Financial Corporation(R) is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Securities are offered through Strong Investments, Inc., an affiliated company. SM46595 09-04

VIEW this e-mail with images.

[STRONG LOGO]     |          investment results by designSM
---------------------------- --------------------------------------------------------------------------------
                             INVESTMENT UPDATE
---------------------------- --------------------------------------------------------------------------------
                             PERFORMANCE | PRODUCTS | ACCOUNT ACCESS | ABOUT STRONG | RESOURCE CENTER
---------------------------- --------------------------------------------------------------------------------
[Picture of mouse] CLICK
                             Dear $First Name$ $Last Name$,
Visit www.Strong.com for
tools and resources
available for financial      We are pleased to announce Wells Capital Management Incorporated, the
professionals                investment management subsidiary of Wells Fargo & Company, said today it has
login: advisors              selected most of the portfolio managers from Strong Capital Management, Inc.
password: strongfunds        who have signed on to join the firm upon completion of Wells Fargo's pending acquisition of certain Strong asset management arrangements. The closing of the transaction, which includes mutual fund and institutional investment accounts, is subject to Strong Funds shareholder and other approvals, and is expected to take place at the end of the year or early next year.


                             Please click on the links below to view a press release, a letter to clients from Wells Fargo and Strong, a message from Strong's portfolio managers, and a proposed new fund line-up.


---------------------------- --------------------------------------------------------------------------------
[Picture of phone] CALL      Press Release
Call your Regional
Consultant at
1-800-368-1683
---------------------------- --------------------------------------------------------------------------------
                             Letter to Clients from Wells Fargo and Strong
---------------------------- --------------------------------------------------------------------------------
                             Message from Strong's Portfolio Managers
---------------------------- --------------------------------------------------------------------------------
                             Proposed New Fund Line-up
---------------------------- --------------------------------------------------------------------------------

                             If you have additional questions, please call us at 1-800-368-1683.


                             Sincerely,


                             Strong Intermediary Services


                             Strong Financial Corporation(R) is the parent company of Strong Capital
                             Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc.
                             is a registered investment advisor. Securities are offered through Strong
                             Investments, Inc., an affiliated company. IF46228 09-04


                             PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE
                             WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES")
                             WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE
                             COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY
                             STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT
                             WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS
                             SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF
                             THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY
                             STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC
                             DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A
                             FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER
                             DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN
                             ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND
                             VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE
                             ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION
                             WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER
                             INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC
                             REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE
                             SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279
                             AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS
                             60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE
                             PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC
                             FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY
                             THE SEC AT HTTP://WWW.SEC.GOV.

                             PARTICIPANTS IN THE SOLICITATION

                             THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE
                             DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET
                             COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT
                             INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE
                             PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

                             Strong Investments, Inc. o One Hundred Heritage Reserve o Menomonee Falls,
                             Wisconsin 53051

---------------------------- --------------------------------------------------------------------------------
                             PERFORMANCE | PRODUCTS | ACCOUNT ACCESS | ABOUT STRONG | RESOURCE CENTER
---------------------------- --------------------------------------------------------------------------------
                                                                                   This is an advertisement.
---------------------------- --------------------------------------------------------------------------------

Q&A ABOUT WELLS FARGO'S ACQUISITION OF STRONG


FUND REORGANIZATION
WHAT WILL BE TAKING PLACE OVER THE NEXT FEW MONTHS?

ANTICIPATED TIME FRAME    EVENT
October 2004              Proxy voting* materials mailed to shareholders invested in funds as of October 1, 2004.
December 2004             Shareholder meeting on December 10 - proxy votes must be received prior to the meeting.
January 2005              Wells Fargo Funds Management becomes investment adviser to the Strong mutual funds - if approved by shareholders.
April 2005                Strong fund reorganizations take place.


*A proxy vote allows Strong fund shareholders as of October 1, 2004 to cast a vote without attending the shareholder meeting on December 10, 2004.


WHAT ARE THE REORGANIZATIONS AND WHY ARE THEY OCCURRING?
The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.


CAN I STILL INVEST IN MY STRONG FUND BEFORE IT IS CONSOLIDATED INTO A WELLS FARGO FUND?
Yes. All investors will still be able to open accounts in, and contribute to, Strong funds prior to the reorganization.


WILL THE REORGANIZATIONS RESULT IN ANY TAX LIABILITY TO ME? Each reorganization is intended to be tax-free for federal income tax purposes.


WILL CERTAIN STRONG NO-LOAD FUNDS BECOME LOAD FUNDS? IF SO, WILL NO-LOAD CLIENTS HAVE TO BEGIN PAYING A LOAD?
Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.


WILL THE EXPENSE RATIOS OF STRONG'S FUNDS CHANGE?
In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses are expected to be higher. More information about expenses will be provided in the proxy voting materials.


WHERE CAN I GET MORE INFORMATION ON THE NEW MANAGER OF MY FUND?
Information about the proposed portfolio managers will be provided in the proxy voting materials.


DO YOU EXPECT ANY ADDITIONAL PORTFOLIO MANAGERS TO STAY ON WITH WELLS FARGO?
The portfolio managers identified are those that have signed on with Wells Fargo as of September 15, 2004.While we cannot speculate on the status of other portfolio managers, additional information will be made available in the proxy voting materials, which are expected to be sent in October.


ARE THERE ANY CHANGES TO STRONG CLIENT ACCOUNTS OR THE SERVICES OFFERED BY STRONG AT THIS TIME?
There are no changes to Strong client accounts or service offerings at this time. New information will be communicated to clients as it becomes available.


GENERAL QUESTIONS
WHAT PROCESS DID YOU USE TO SELECT WELLS FARGO?
In December 2003, Strong began a process of evaluating strategic alternatives to maximize the long-term value of the firm. Strong received several bids, and Goldman Sachs assisted to evaluate bids and narrow the list. Wells Fargo was selected after extensive due diligence on the part of Strong and Wells Fargo. Strong believes that this is an ideal union in every aspect. In regard to other information, the process has and will continue to be managed with respect for the confidentiality required by all parties.


WHAT ARE WELLS FARGO'S PLANS FOR THE BUSINESS GOING FORWARD, AND HOW WILL THEY ENSURE THE TRANSITION IS SEAMLESS?
There is a multi-functional transition team made up of associates from both Wells Fargo and Strong. Over the next several months, they will be working with the following two goals as a guide:

o Determining the optimal way to take advantage of the best parts of both organizations so that we can deliver increased value to our clients.
o Ensuring that the transition is as seamless as possible for Strong clients and associates.

As always, we will strive to deliver market-beating performance, a wide variety of financial services products, and outstanding client service.


WHY IS THIS TRANSACTION GOOD FOR WELLS FARGO?
Wells Fargo is the fourth largest financial services company in the United States. It is the Company's desire to always explore acquisition opportunities that will enable it to satisfy more financial services needs of its clients and also benefit its shareholders. This acquisition will enable Wells Capital Management to broaden and deepen its investment capabilities with investment teams that have distinctive talent and proven track records. After the acquisition, Wells Fargo Funds are expected to rank among the top 20 mutual fund companies in assets under management.


DOES STRONG'S ACQUISITION BY WELLS FARGO AFFECT THE MONETARY TERMS OF THE SETTLEMENTS?
The sale does not impact the monies that will be paid as part of the regulatory settlements.


STRONG CLIENTS
WHY IS THIS TRANSACTION GOOD FOR STRONG'S CLIENTS?
This transaction brings our shareholders the best of two organizations. Key benefits include:


1.   WE ARE MUTUALLY CLIENT-FOCUSED.
Wells Fargo and Strong share a common vision centered on our clients. Two important values Wells Fargo subscribes to will enable us to continue to deliver excellent investment service to our clients:

o PEOPLE AS A COMPETITIVE ADVANTAGE. We must attract and retain top talent to consistently deliver investment service excellence to clients. Top investment professionals have the unique combination of investment skill along with personal attributes of passion, commitment, and competitive fire. Senior management works diligently to keep individual and business goals mutually aligned.
o TRUST AND INTEGRITY. Long-term relationships are grounded upon trust and integrity.We expect and require each employee to act with integrity, competence, and in an ethical manner. Our success depends upon personal "ethical excellence."


2.   THE STRONG INVESTMENT TEAMS WILL REMAIN AUTONOMOUS.
Strong and Wells Fargo share a common philosophy and structure with respect to autonomous investment teams that will simplify the process of adding the Strong teams into Wells Fargo's structure. In addition, the infrastructure of Wells Fargo's risk management, compliance, and client service processes are proven.


3.   WELLS FARGO'S EXCELLENCE IN CORPORATE GOVERNANCE.
Wells Fargo's long-standing belief is that strong corporate governance is essential to success in its industry, and its corporate governance is aligned to the best interests of its shareholders. This is one of the factors that has been recognized in Wells Fargo Bank's "Aaa" rating, making it the only "Aaa"-rated bank in the United States. The specific strengths of the Company's governance model are:

o Wells Fargo's Board of Directors has 15 members of which only one, Dick Kovacevich, Chairman and CEO of Wells Fargo, is an insider.
o All six committees of the Board of Directors are chaired by outside directors.
o The Board of Trustees of Wells Fargo Funds has seven members, five of whom are independent trustees including the chairman (Lead Trustee).

This emphasis on governance and Wells Fargo's reputation for success in this area should greatly benefit our clients.


4.   WELLS FARGO BRINGS A DIVERSE LINE-UP OF FINANCIAL PRODUCTS.
Wells Fargo is an industry-leading money manager and a diversified financial services company.We are excited about the access our clients will now have to additional investment products, as well as banking, insurance, consumer finance, and wealth-management services.


WILL I STILL HAVE ACCESS TO STRONG'S CALL CENTER?
Yes. One of the great things about Wells Fargo is that they share our commitment and dedication to delivering outstanding client service. Further, they expect to maintain Strong's call center.


WILL MY ACCOUNT NUMBERS CHANGE?
WILL I NEED NEW CHECKS?
WILL THE WEB ADDRESS CHANGE?
DO I USE A NEW PHONE NUMBER TO CONTACT YOU?
CAN I STILL VISIT MY LOCAL STRONG SALES OFFICE?
There are no changes to any of these items at this time, and there may not be in the future. The transition team will be working through these questions and many other details as it relates to your account. Please know that the overriding concern of that team is to ensure that this transition is as seamless as possible for our clients. We will communicate any important changes to you as soon as we have more information.


FUTURE OF STRONG
WILL STRONG STILL MAINTAIN A PRESENCE IN THE MILWAUKEE AREA?
Wells Fargo values the experience and talent of Strong's employees.While specific decisions related to jobs are still being made,Wells Fargo expects to maintain a significant presence in Milwaukee.




PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST ("ACQUIRING COMPANIES") WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY
STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES ("TARGET COMPANIES") MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE SEC'S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES' SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

                             STRONG FUNDS CALL GUIDE
  PORTFOLIO MANAGER ANNOUNCEMENT AS A RESULT OF THE BOARD OF DIRECTORS MEETING
                            Strong Investments, Inc.


LEAVING A VOICE MESSAGE:
     This is ________ from Strong Investments in Milwaukee, Wisconsin. The reason for my call is to update you on some recent developments that may impact you. If you could call me at your earliest convenience, I can be reached at
_________.


CONVERSATION WITH CLIENT:
BDT: "This is _______  from  Strong  Investments  in  Milwaukee,  Wisconsin.  Is
     [client's name] available?

BDT: "Hello, Mr[s]. ______. I'm _______ from Strong Investments. The reason for my call today is that we are reaching out to our valued clients at Strong to let you know that our Board of Directors has unanimously recommended that the Strong Funds merge into Wells Fargo Funds, pending approval of the Strong funds' shareholders. If approved, the recommended fund list is expected to become our new fund line-up in the first half of next year." Please note that this call is not intended to be a solicitation for a proxy. The Wells Fargo Funds will file a proxy statement with the SEC and you should read it in its entirety when it becomes available because it will contain important information about the proposals, who is soliciting the proxy, those who may have an interest in the proposals, and related matters. Copies of the proxy statement, when available, and other documents filed by the Strong Funds and Wells Fargo Funds, such as annual, quarterly, and special reports, filed with the SEC may be obtained at WWW.SEC.GOV and at the SEC's public reference rooms in Washington D.C., New York City, and Chicago. You may contact the SEC at 1-800-732-0330 for further information. Filings with the SEC are also available to the public from commercial document retrieval services. The Wells Fargo Funds, the Strong Funds, and their directors, trustees and officers will be soliciting proxies from Strong Fund shareholders in favor of the mergers.

IF CLIENT OWNS ANY OF THE FOLLOWING FUNDS, CONTINUE WITH THE FOLLOWING QUESTION:

015 - LARGE COMPANY GROWTH                        033 - SHORT-TERM MUNICIPAL BOND
      (ANTICIPATED NEW NAME CAPITAL GROWTH)
017 - SMALL COMPANY VALUE                         040 - ASIA PACIFIC
019 - SMALL/MID CAP VALUE                         042 - ADVISOR SHORT DURATION BOND(ANTICIPATED NEW NAME ULTRA-SHORT DURATION BOND)
021 - LARGE CAP GROWTH                            051 - ULTRA SHORT-TERM MUNICIPAL INCOME(NOTE, MARY-KAY BOURBULAS IS NOT EXPECTED
                                                        TO CONTINUE CO-MANAGING THIS FUND.  LYLE FITTERER IS EXPECTED TO CONTINUE)
                                                  053 - HIGH-YIELD BOND
                                                        (ANTICIPATED NEW NAME HIGH INCOME)
024 - OPPORTUNITY                                 056 - ADVISOR U.S. VALUE
025 - GOVERNMENT SECURITIES                       064 - SHORT-TERM HIGH YIELD BOND
028 - SHORT-TERM BOND                             069 - ADVISOR SMALL CAP VALUE
030 - DISCOVERY                                   076 - ENTERPRISE
031 - ULTRA SHORT-TERM INCOME                     077 - MID CAP DISCIPLINED
032 - ADVISOR COMMON STOCK                        090 - WISCONSIN TAX-FREE

BDT: "This is probably good news for you today given that many of our shareholders have been asking for clarity on what fund managers might be staying with the firm. If you would like, I can look at your account and let you know which fund managers have agreed to stay on with Wells Fargo. Would you like me to go through your Strong positions with you?

IF "YES", VERIFY SOCIAL SECURITY NUMBER AND CONTINUE. IF "NO", MOVE ON TO NEXT QUESTION.

SHOULD CONVERSATION SHIFT TO PERFORMANCE AND/OR INVESTMENT STRATEGIES OF THE CLIENTS' FUNDS, REP WILL SHIFT AWAY FROM PM ANNOUNCEMENT NEWS AND SERVICE CLIENT'S NEEDS.

BDT: Actually,  I see you have the  following  funds:  [MENTION  FUNDS FROM LIST
     ABOVE THAT CLIENT OWNS]. [FUND MANAGER(S)], has agreed to stay on with Wells Fargo and the Board has recommended that [list fund managers shareholder owns] continue to manage [list funds], which you currently own. Of course this is all pending approval by shareholders. Shareholders who own a fund on October 1, 2004 are expected to received proxy voting materials in October.

IF CLIENT OWNS THE FOLLOWING FUNDS, CONTINUE WITH NEXT COMMENT:
022 - CORPORATE BOND
027 - MUNICIPAL BOND
041 - GROWTH
092 - INTERMEDIATE MUNICIPAL BOND(ANTICIPATED NEW NAME INTERMEDIATE TAX-FREE)

BDT: I see you [also] own the following funds: [MENTION FUNDS FROM LIST OF FUNDS
     ABOVE THAT CLIENT OWNS]. [FUND MANAGER], has agreed to stay on with Wells Fargo and the Board has recommended that he/she continue to manage the [list fund] along with one or more co-managers to be named. Of course this [too] is pending approval byshareholders.

IF CLIENT OWNS THE FOLLOWING FUNDS, CONTINUE WITH NEXT COMMENT:
ENDEAVOR
MULTI CAP VALUE
SHORT-TERM INCOME

BDT: I see you [also] own the  following  fund(s):  [MENTION  FUNDS FROM LIST OF
     THREE FUNDS ABOVE THAT CLIENT OWNS]. While these fund(s) are expected to merge into another fund, the fund into which [it is/they are] expected to merge is also proposed to be managed by [FUND MANAGER(S)]. Of course this [too] is pending approval by shareholders.

IF CLIENT OWNS THE GROWTH 20 FUND, CONTINUE WITH THE NEXT COMMENT:

BDT: I see you [also] own the Growth 20 Fund. While this fund is expected to merge into another fund, the fund into which it is expected to merge is also proposed to be managed by Brandon Nelson along with co-managers to be named. Of course this [too] is pending approval by shareholders.

IF CLIENT OWNS MONEY MARKET FUNDS, CONTINUE WITH NEXT COMMENT:

BDT: I see you also have a money market fund(s) with us. [MENTION MONEY FUNDS] are expected to be getting a new portfolio manager, pending a shareholder vote.

BDT: This news should provide a lot of reassurance to you at this time, knowing the fund managers that are expected to continue to manage your funds. Would you agree? Are there any other questions related to this news that I might be able to answer for you?

(REFER TO STICKER AND Q&A FOR ANSWERS TO ANY CLIENT QUESTIONS.)

BDT: Is there any service to your account that I can provide to you while we're on the phone together?

BDT: Well, thank you for your time and your continued confidence in Strong. You can see we are making significant headway on our transition to Wells Fargo. Should you need anything, we are available 24 hours a day, 7 days a week. We will continue to keep you informed of future news via mail as well as through WWW.STRONG.COM/UPDATES, which you can always check for the latest news on the transition. You can expect materials in the mail shortly regarding the recent news we just discussed and can expect to receive proxy voting materials next month for funds you own on October 1, 2004. Thank you and have a nice day.